                                                                      EXHIBIT 15

          THE TRAVELERS SEPARATE ACCOUNT QP II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director, Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 1996.



                            /s/Michael A. Carpenter
                            Chairman, President and
                            Chief Executive Officer
                            The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT QP II FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That I, ROBERT I. LIPP of Scarsdale, New York, Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director, Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post- effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 1996.

                               /s/Robert I. Lipp
                               Director
                               The Travelers Life and Annuity Company

         THE TRAVELERS SEPARATE ACCOUNT QP II FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, CHARLES O. PRINCE III of Weston, Connecticut, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director, Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N- 4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 1996.



                           /s/Charles O. Prince, III
                           Director
                           The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT QP II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, MARC P. WEILL of New York, New York, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director Vice Chairman, and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post- effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 1996.



                                    --------------------------------------
                                    Director
                                    The Travelers Life and Annuity Company

          THE TRAVELERS SEPARATE ACCOUNT QP II FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


         That I, IRWIN R. ETTINGER of Stamford, Connecticut, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director Vice Chairman, and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of February, 1996.



                              /s/Irwin R. Ettinger
                              Director
                              The Travelers Life and Annuity Company

         THE TRAVELERS SEPARATE ACCOUNT QP II FOR VARIABLE ANNUITIES



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         That I, DONALD T. DeCARLO of Douglaston, New York, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 1996.



                             /s/ Donald T. DeCarlo
                             Director
                             The Travelers Life and Annuity Company

         THE TRAVELERS SEPARATE ACCOUNT QP II FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, CHRISTINE B. MEAD of Avon, Connecticut, Vice President and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director, Vice Chairman and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Separate Account QP II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 1996.


                              /s/Christine B. Mead
                              Vice President and Controller
                              The Travelers Life and Annuity Company